Exhibit 10.12

EXECUTION COPY

CASH AMERICA INTERNATIONAL, INC.

AMENDMENT NO. 2 TO NOTE PURCHASE AGREEMENT

As of May 25, 2012

To the Persons Named on

Annex 1 Hereto

Ladies and Gentlemen:

Cash America International, Inc., a Texas corporation (hereinafter, the “Company”), together with its successors and assigns, agrees with you as follows:

1.	PRELIMINARY STATEMENTS.

WHEREAS, the Company issued and sold $35,000,000 in aggregate principal amount of its 6.09% Series A Senior Notes due December 19, 2016 (as they may be amended, restated or otherwise modified from time to time, collectively, the “Series A Notes”) and $25,000,000 in aggregate principal amount of its 6.21% Series B Senior Notes due December 19, 2021 (as they may be amended, restated or otherwise modified from time to time, collectively, the “Series B Notes”, and together with the Series A Notes and any and all other notes for which such notes, or any successor notes, have been substituted or exchanged, collectively, the “Notes”) pursuant to that certain Note Purchase Agreement, dated as of December 19, 2006, as amended by that certain Amendment No. 1 to Note Purchase Agreement, dated as of December 11, 2008 (as in effect immediately prior to giving effect to the Amendments provided for hereby, the “Existing Note Purchase Agreement”, and as amended as contemplated hereby, the “Note Purchase Agreement”);

WHEREAS, the Company represents to each of you that the register for the registration and transfer of the Notes provided for in Section 13.1 of the Existing Note Purchase Agreement indicates that (i) each of the parties named in Annex 1 (collectively, the “Current Holders”) to this Amendment No. 2 to Note Purchase Agreement (this “Amendment Agreement”) is currently a holder of the Notes whose outstanding principal amount is indicated in such Annex, and (ii) the Current Holders are currently the holders of the entire outstanding principal amount of the Notes;

WHEREAS, Enova International, Inc. (“Enova”), a Wholly-Owned Subsidiary of the Company, is preparing to make an initial public offering of a portion of its common stock as more particularly described in a Form S-1 and several amendments thereto currently on file with the United States Securities and Exchange Commission (as amended, the “S-1”), and upon completion of the sale of such common stock, Enova will no longer be a Wholly-Owned Subsidiary of the Company but the Company will hold at least 80% of the outstanding common stock of Enova (the “Transaction”); and

WHEREAS, in order to permit the Transaction, the Company has requested that the Current Holders amend certain provisions of the Existing Note Purchase Agreement, and the Current Holders are willing to amend the Existing Note Purchase Agreement (the amendments to the Existing Note Purchase Agreement as provided for by this Amendment Agreement are referred to herein, collectively, as the “Amendments”), on the terms and subject to the conditions set forth herein.

NOW, THEREFORE, subject to the conditions precedent set forth in Section 5 hereof, and for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereby agree as follows:

2.	DEFINED TERMS.

Capitalized terms used herein and not otherwise defined herein have the meanings ascribed to them in the Note Purchase Agreement.

3.	AMENDMENTS TO THE EXISTING NOTE PURCHASE AGREEMENT.

Subject to Section 5, the Existing Note Purchase Agreement is hereby amended as provided for by this Amendment Agreement as follows:

1. Clause (c) of Section 10.9 of the Existing Note Purchase Agreement is hereby amended and restated in its entirety to read as follows:

“(c) Nothing in this Section 10.9 shall operate to prevent (i) any transaction permitted by Section 10.2(a) or (ii) any investment in a Non-Wholly-Owned Subsidiary so long as after giving effect to such investment the aggregate book value of all investments in Non-Wholly-Owned Subsidiaries other than the Enova Entities does not exceed 30% of Consolidated Net Worth, in each case determined as of the date of such investment.”

2. Section 10.10 of the Existing Note Purchase Agreement is hereby amended and restated in its entirety to read as follows:

“10.10. Consolidated Net Worth.

The Company will not permit Consolidated Net Worth at any time to be less than the sum of (a) $270,000,000 plus (b) 50% of Consolidated Adjusted Net Income (but only if positive) for each fiscal quarter of the Company ending on or after September 30, 2005 plus (c) 100% of Net Equity Proceeds received after December 28, 2005 plus (d) if Enova International, Inc. is a Subsidiary, an amount equal to 50% of the fair market value of all net proceeds received by the Company or any of its Subsidiaries from the sale of capital stock of Enova International, Inc.”

3. Schedule B of the Existing Note Purchase Agreement is hereby amended by adding the following new terms in proper alphabetical order:

““Enova” means Enova International, Inc., a Delaware corporation, so long as (i) it is a Non-Wholly-Owned Subsidiary and (ii) not less than 80% of its equity interests and voting interests are owned by the Company or the Company’s Wholly-Owned Subsidiaries.”

““Enova Entities” means Enova and each of its Wholly-Owned Subsidiaries.”

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4.	REPRESENTATIONS AND WARRANTIES OF THE COMPANY.

To induce you to enter into this Amendment Agreement and to consent to the Amendments, the Company represents and warrants to you as follows:

4.1.	Full Disclosure.

Neither the financial statements and other certificates previously provided to each of the Current Holders pursuant to the provisions of the Existing Note Purchase Agreement nor the statements made in this Amendment Agreement nor any other written statements furnished to each of the Current Holders by or on behalf of the Company in connection with the proposal and negotiation of the transactions contemplated hereby, taken as a whole, contained any untrue statement of a material fact or omitted a material fact necessary to make the statements contained therein and herein not misleading, in each case as of the time such financial statements or certificates were provided or such statements were made or furnished. There is no fact known to the Company relating to any event or circumstance that has occurred or arisen since the date of that the Company has not disclosed to each of the Current Holders in writing that has had or, so far as the Company can now reasonably foresee, could reasonably be expected to have, a Material Adverse Effect.

4.2.	Organization; Power and Authority.

The Company is a corporation duly organized, validly existing and in good standing under the laws of the State of Texas, and is duly qualified as a foreign corporation and is in good standing in each jurisdiction in which such qualification is required by law, except where the failure to be so qualified would not reasonably be expected to have a Material Adverse Effect. The Company has all requisite corporate power and authority to enter into and perform its obligations under this Amendment Agreement.

4.3.	Due Authorization.

This Amendment Agreement has been duly authorized by all necessary action on the part of the Company, has been executed and delivered by a duly authorized officer of the Company, and constitutes a legal, valid and binding obligation of the Company, enforceable in accordance with its terms, except as such enforceability may be limited by (a) applicable bankruptcy, reorganization, arrangement, insolvency, moratorium, or other similar laws affecting the enforceability of creditors’ rights generally and (b) general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law).

4.4.	No Defaults.

No Default or Event of Default has occurred and is continuing, either before or after giving effect to the Amendments.

4.5.	Notice Concerning the S-1.

The Company shall have delivered to each holder of Notes written notice that a copy of the S-1 is publicly available at the United States Securities and Exchange Commission.

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5.	EFFECTIVENESS OF AMENDMENTS.

The Amendments shall become effective as of the first date written above (the “Effective Date”) upon the satisfaction of the conditions precedent described in Sections 5.1, 5.2, 5.3 and 5.4 below:

5.1.	Execution and Delivery of this Amendment Agreement.

The Company and the Current Holders shall have executed and delivered this Amendment Agreement.

5.2.	Guarantors.

Each Guarantor shall have executed and delivered to you the Consent and Reaffirmation attached hereto as Exhibit B.

5.3.	Sale of Stock of Enova.

The sale of up to 20% of the common stock of Enova pursuant to an initial public offering as contemplated by, and consistent with the terms of, the S-1, shall have been completed.

5.4.	Representations and Warranties.

The representations and warranties of the Company in this Amendment Agreement shall be true and correct as of the date hereof.

5.5.	Fees and Expenses.

Whether or not the Amendments become effective, the Company will promptly (and in any event within thirty Business Days of receiving any statement or invoice therefor) pay all reasonable fees, expenses and costs relating to this Amendment Agreement, including, but not limited to, the reasonable fees of your special counsel, Bingham McCutchen LLP, incurred in connection with the preparation, negotiation and delivery of this Amendment Agreement and any other documents related hereto. Nothing in this Section shall limit the Company’s obligations pursuant to Section 15.1 of the Note Purchase Agreement.

6.	MISCELLANEOUS.

6.1.	Part of Existing Note Purchase Agreement; Future References, etc.

This Amendment Agreement shall be construed in connection with and as a part of the Existing Note Purchase Agreement and, except as expressly amended by this Amendment Agreement, all terms, conditions and covenants contained in the Existing Note Purchase Agreement are hereby ratified and shall be and remain in full force and effect. Any and all

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notices, requests, certificates and other instruments executed and delivered after the execution and delivery of this Amendment Agreement may refer to the Existing Note Purchase Agreement without making specific reference to this Amendment Agreement, but nevertheless all such references shall include this Amendment Agreement unless the context otherwise requires.

6.2.	Successor and Assigns.

This Amendment Agreement shall inure to the benefit of and be binding upon the successors and assigns of each of the parties hereto.

6.3.	Counterparts.

This Amendment Agreement may be executed in any number of counterparts (including those transmitted by electronic transmission (including, without limitation, facsimile and e-mail)), each of which shall be an original but all of which together shall constitute one instrument. Each counterpart may consist of a number of copies hereof, each signed by less than all, but together signed by all, of the parties hereto. Delivery of an executed signature page by facsimile or electronic transmission shall be as effective as delivery of a manually signed counterpart hereof.

6.4.	Governing Law.

THIS AMENDMENT AGREEMENT SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, AND THE RIGHTS OF THE PARTIES SHALL BE GOVERNED BY, THE LAW OF THE STATE OF NEW YORK EXCLUDING CHOICE-OF-LAW PRINCIPLES OF THE LAW OF SUCH STATE THAT WOULD PERMIT THE APPLICATION OF THE LAWS OF A JURISDICTION OTHER THAN SUCH STATE.

[Remainder of page intentionally left blank; next page is signature page.]

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If you are in agreement with the foregoing, please so indicate by signing the acceptance below on the accompanying counterpart of this agreement and returning it to the Company, whereupon it will become a binding agreement among you and the Company.

CASH AMERICA INTERNATIONAL, INC.

By:	Austin D. Nettle
Name:	Austin D. Nettle
Title:	Vice President – Treasurer

[Signature Page to Amendment No. 2 to Note Purchase Agreement (Cash America - 2006)]

The foregoing Amendment Agreement is hereby accepted as of the date first above written. By its execution below, each of the undersigned represents that it is either the registered owner of one or more of the Notes or is the beneficial owner of one or more of the Notes and is authorized to enter into this Amendment Agreement in respect thereof.

MINNESOTA LIFE INSURANCE COMPANY

FARM BUREAU LIFE INSURANCE COMPANY OF MICHIGAN

GREAT WESTERN INSURANCE COMPANY

DEARBORN NATIONAL LIFE INSURANCE COMPANY

(f/k/a FORT DEARBORN LIFE INSURANCE COMPANY)

CINCINNATI INSURANCE COMPANY

BLUE CROSS AND BLUE SHIELD OF FLORIDA, INC.

FIDELITY LIFE ASSOCIATION

AMERICAN REPUBLIC INSURANCE COMPANY

TRUSTMARK INSURANCE COMPANY

SECURITY NATIONAL LIFE INSURANCE COMPANY

By:	Advantus Capital Management, Inc.

By: /s/ Rose A. Lambros
Name: Rose A. Lambros
Title: Vice President

[Signature Page to Amendment No. 2 to Note Purchase Agreement (Cash America - 2006)]

MIDLAND NATIONAL LIFE INSURANCE COMPANY

By:	Guggenheim Partners Asset Management, LLC, as Investment Advisor

By: /s/ Michael Damaso
Name: Michael Damaso
Title: Senior Managing Director

NORTH AMERICAN COMPANY FOR LIFE AND HEALTH INSURANCE

By:	Guggenheim Partners Asset Management, LLC, as Investment Advisor

By: /s/ Michael Damaso
Name: Michael Damaso
Title: Senior Managing Director

[Signature Page to Amendment No. 2 to Note Purchase Agreement (Cash America - 2006)]

CMFG LIFE INSURANCE COMPANY CUMIS INSURANCE SOCIETY, INC

By:	MEMBERS Capital Advisors, Inc., acting as Investment Advisor

By: /s/ Scott R. Powell
Name: Scott R. Powell
Title: Senior Managing Director – Private Assets

[Signature Page to Amendment No. 2 to Note Purchase Agreement (Cash America - 2006)]

PHOENIX LIFE INSURANCE COMPANY

By: /s/ Christopher Wilkos
Name: Christopher M. Wilkos
Title: Executive Vice President

[Signature Page to Amendment No. 2 to Note Purchase Agreement (Cash America - 2006)]

OHIO NATIONAL LIFE ASSURANCE CORPORATION

By: /s/ Jed R. Martin
Name: Jed R. Martin
Title: Vice President, Private Placements

THE OHIO NATIONAL LIFE INSURANCE COMPANY

By: /s/ Jed R. Martin
Name: Jed R. Martin
Title: Vice President, Private Placements

[Signature Page to Amendment No. 2 to Note Purchase Agreement (Cash America - 2006)]

PRIMERICA LIFE INSURANCE COMPANY
By:	Conning, Inc., its Investment Manager

By: /s/ Samuel Otchere
Name: Samuel Otchere
Title: Director

AMERICAN HEALTH AND LIFE INSURANCE COMPANY
By:	Conning, Inc., its Investment Manager

By: /s/ Samuel Otchere
Name: Samuel Otchere
Title: Director

NATIONAL BENEFIT LIFE INSURANCE COMPANY
By:	Conning, Inc., its Investment Manager

By: /s/ Samuel Otchere
Name: Samuel Otchere
Title: Director

[Signature Page to Amendment No. 2 to Note Purchase Agreement (Cash America - 2006)]

Annex 1

CURRENT HOLDERS AND OUTSTANDING PRINCIPAL AMOUNTS

Name of Current Holder	Series; Note Registration Number; Outstanding Principal Amount
Dearborn National Life Insurance Company (f/k/a Fort Dearborn Life Insurance Company) (issued in the nominee name of ELL & Co.)	Series B; No. RB-19; $2,727,272.73 No. RB-20; $909,090.91 No. RB-21; $909,090.91
Minnesota Life Insurance Company	Series A; No. RA-1; $4,000,000
Cincinnati Insurance Company	Series B; No. RB-4; $3,181,818.18
Farm Bureau Life Insurance Company of Michigan	Series B; No. RB-5; $2,727,272.73
Blue Cross and Blue Shield of Florida, Inc. (issued in the nominee name of Hare & Co.)	Series B; No. RB-6; $1,363,636.36
Great Western Insurance Company (issued in the nominee name of Wells Fargo Bank for Great Western Insurance Company)	Series B; No. RB-22; $909,090.91
Fidelity Life Association (issued in the nominee name of Ell & Co.)	Series A; No. RA-2; $1,000,000
American Republic Insurance Company (issued in the nominee name of Wells Fargo Bank N.A. as Custodian for American Republic Insurance Company)	Series A; No. RA-3; $1,000,000
Trustmark Insurance Company (issued in the nominee name of Ell & Co.)	Series A; No. RA-4; $1,000,000
Security National Life Insurance Company (issued in the nominee name of How & Co.)	Series B; No. RB-8; $454,545.45
Midland National Life Insurance Company (issued in the nominee name of Hare & Co.)	Series A; No. RA-5; $8,000,000 No. RA-6; $1,000,000
North American Company for Life and Health Insurance (issued in the nominee name of Hare & Co.)	Series A; No. RA-7; $3,000,000 No. RA-8; $3,000,000
CMFG Life Insurance Company (issued in the nominee name of Turnkeys & Co.)	Series B; No. RB-17; $4,295,454.55

Name of Current Holder	Series; Note Registration Number; Outstanding Principal Amount
CMFG Life Insurance Company (issued in the nominee name of Turnkeys & Co.)	Series B; No. RB-10; $2,863,636.36
CUMIS Insurance Society (issued in the nominee name of Turnjetty & Co.)	Series B; No. RB-11; $1,431,818.18
CMFG Life Insurance Company (issued in the nominee name of Turnkeys & Co.)	Series B; No. RB-18; $954,545.45
Phoenix Life Insurance Company	Series A; No. RA-9; $3,000,000 No. RA-10; $2,000,000
Ohio National Life Assurance Corporation	Series A; No. RA-11; $2,000,000
The Ohio National Life Insurance Company	Series A; No. RA-12; $2,000,000
Primerica Life Insurance Company	Series A; No. RA-13; $2,000,000
American Health and Life Insurance Company	Series A; No. RA-14; $1,500,000
National Benefit Life Insurance Company	Series A; No. RA-15; $500,000

Exhibit A

CONSENT AND REAFFIRMATION

Each of the undersigned (the “Guarantors”) hereby (i) acknowledges receipt of a copy of the foregoing Amendment No. 2 to Note Purchase Agreement (the “Second Amendment”); (ii) consents to the Company’s execution and delivery thereof; (iii) agrees to be bound thereby; (iv) affirms that nothing contained therein shall modify in any respect whatsoever its guaranty of the obligations of the Company to the holders of the Notes pursuant to the terms of that certain Joint and Several Guaranty, entered into by the Guarantors pursuant to the terms of the Note Purchase Agreement (the “Guaranty”); and (v) reaffirms that the Guaranty is and shall continue to remain in full force and effect. Although each of the Guarantors has been informed of the matters set forth herein and in the Second Amendment and has acknowledged and agreed to the same, such Guarantors understand that the holders of the Notes have no obligation to inform any of the Guarantors of such matters in the future or to seek any of the Guarantors’ acknowledgment or agreement to future amendments or waivers, and nothing herein shall create such a duty. Capitalized terms used in this Consent and Reaffirmation and not otherwise defined herein have the meanings ascribed to them in the Second Amendment.

In witness whereof, each of the undersigned has executed this Consent and Reaffirmation on and as of the date of such Second Amendment.

GUARANTORS

BRONCO PAWN & GUN, INC.

CASH AMERICA ADVANCE, INC.

CASH AMERICA FINANCIAL SERVICES, INC.

CASH AMERICA FRANCHISING, INC.

CASH AMERICA GLOBAL FINANCING, INC.

CASH AMERICA GLOBAL SERVICES, INC.

CASH AMERICA HOLDING, INC.

CASH AMERICA, INC.

CASH AMERICA, INC. OF ALABAMA

CASH AMERICA, INC. OF ALASKA

CASH AMERICA, INC. OF COLORADO

CASH AMERICA, INC. OF ILLINOIS

CASH AMERICA, INC. OF INDIANA

CASH AMERICA, INC. OF KENTUCKY

CASH AMERICA, INC. OF LOUISIANA

CASH AMERICA OF MISSOURI, INC.

CASH AMERICA, INC. OF NEVADA

CASH AMERICA, INC. OF NORTH CAROLINA

CASH AMERICA, INC. OF OKLAHOMA

CASH AMERICA, INC. OF SOUTH CAROLINA

CASH AMERICA, INC. OF TENNESSEE

CASH AMERICA, INC. OF UTAH

CASH AMERICA, INC. OF VIRGINIA

CASH AMERICA INTERNET SALES, INC.

CASH AMERICA OF MEXICO, INC.

CASH AMERICA PAWN, INC. OF OHIO

CASHLAND FINANCIAL SERVICES, INC.

CNU DOLLARSDIRECT INC.

DOC HOLLIDAY’S PAWNBROKERS & JEWELLERS, INC.

EXPRESS CASH INTERNATIONAL CORPORATION

FLORIDA CASH AMERICA, INC.

GAMECOCK PAWN & GUN, INC.

GEORGIA CASH AMERICA, INC.

HORNET PAWN & GUN, INC.

LONGHORN PAWN AND GUN, INC.

MR. PAYROLL CORPORATION

OHIO NEIGHBORHOOD FINANCE, INC.

RATI HOLDING, INC.

TIGER PAWN & GUN, INC.

UPTOWN CITY PAWNERS, INC.

VINCENT’S JEWELERS AND LOAN, INC.

By:	/s/ Austin D. Nettle
Austin D. Nettle, Vice President & Treasurer

CASH AMERICA MANAGEMENT L.P.
CASH AMERICA PAWN L.P.
By.	Cash America Holding, Inc.
The General Partner of each of the foregoing entities

	By:	/s/ Austin D. Nettle
Austin D. Nettle, Vice President and Treasurer

PF LABOR HOLDINGS, LLC
STRATEGIC RECEIVABLE MANAGEMENT SOLUTIONS, LLC
ENOVA FINANCIAL HOLDINGS, LLC

By:		/s/ J. Curtis Linscott
J. Curtis Linscott, Manager

CNU DOLLARSDIRECT INC.
CNU DOLLARSDIRECT LENDING INC.
MOBILE LEASING GROUP, INC.
ENOVA ONLINE SERVICES, INC.
BILLERS ACCEPTANCE GROUP, LLC
CNU ONLINE HOLDINGS, LLC
DEBIT PLUS, LLC
NC FINANCIAL SOLUTIONS, LLC

By		/s/ Austin D. Nettle
Name:		Austin D. Nettle, Vice President and Treasurer

NC FINANCIAL SOLUTIONS OF ALABAMA, LLC
NC FINANCIAL SOLUTIONS OF CALIFORNIA, LLC
NC FINANCIAL SOLUTIONS OF DELAWARE, LLC
NC FINANCIAL SOLUTIONS OF IDAHO, LLC
NC FINANCIAL SOLUTIONS OF MISSOURI, LLC
NC FINANCIAL SOLUTIONS OF NEW MEXICO, LLC
NC FINANCIAL SOLUTIONS OF SOUTH CAROLINA, LLC
NC FINANCIAL SOLUTIONS OF SOUTH DAKOTA, LLC
NC FINANCIAL SOLUTIONS OF UTAH, LLC
NC FINANCIAL SOLUTIONS OF WISCONSIN, LLC
By:	NC Financial Solutions, LLC
The Sole Member of each of the foregoing entities

	By:	/s/ Austin D. Nettle
Austin D. Nettle, Vice President and Treasurer

CNU OF ALABAMA, LLC
CNU OF ALASKA, LLC
CNU OF ARIZONA, LLC
CNU OF CALIFORNIA, LLC
CNU OF COLORADO, LLC
CNU OF DELAWARE, LLC
CNU OF FLORIDA, LLC
CASHNETUSA OF FLORIDA, LLC
CNU OF HAWAII, LLC
CNU OF IDAHO, LLC
CNU OF ILLINOIS, LLC
CNU OF INDIANA, LLC
CNU OF IOWA, LLC
CNU OF KANSAS, LLC
CNU OF LOUISIANA, LLC
CNU OF MAINE, LLC
CASHNET CSO OF MARYLAND, LLC
CNU OF MICHIGAN, LLC
CNU OF MINNESOTA, LLC
CNU OF MISSISSIPPI, LLC
CNU OF MISSOURI, LLC
CNU OF MONTANA, LLC
CNU OF NEVADA, LLC
CNU OF NEW HAMPSHIRE, LLC
CNU OF NEW MEXICO, LLC
CNU OF NORTH DAKOTA, LLC
CNU OF OHIO, LLC
OHIO CONSUMER FINANCIAL SOLUTIONS, LLC
CNU OF OKLAHOMA, LLC
CNU OF OREGON, LLC
CNU OF RHODE ISLAND, LLC
CNU OF SOUTH CAROLINA, LLC
CNU OF SOUTH DAKOTA, LLC
CNU OF TENNESSEE, LLC
CNU OF TEXAS, LLC
CNU OF UTAH, LLC
CNU OF VIRGINIA, LLC,
CNU OF WASHINGTON, LLC
CNU OF WISCONSIN, LLC
CNU WYOMING, LLC
CASHEURONET UK, LLC
DOLLARSDIRECT, LLC
EURONETCASH, LLC
TRAFFICGEN, LLC
By:	CNU Online Holdings, LLC
The Sole Member of each of the foregoing entities

By:	/s/ Austin D. Nettle
Austin D. Nettle, Vice President and Treasurer

AEL NET MARKETING, LLC
AEL NET OF ARIZONA, LLC
AEL NET OF CALIFORNIA, LLC
AEL NET OF ILLINOIS, LLC
AEL NET OF OHIO, LLC
AEL NET OF SOUTH CAROLINA, LLC
AEL NET OF TEXAS, LLC
AEL NET OF WISCONSIN
ARIZONA CONSUMER FINANCIAL SOLUTIONS, LLC
By:	CNU Online Holdings, LLC
The sole Member of each of the foregoing entities

	By	/s/ Austin D. Nettle
Austin D. Nettle, Vice President & Treasurer

CASHNETUSA CO LLC
CASHNETUSA OR LLC
THE CHECK GIANT NM, LLC
By:	CNU of New Mexico, LLC
The Sole member of each of the foregoing entities
	By:	CNU Online Holdings, LLC
Its Sole Member

	By	/s/ Austin D. Nettle
Austin D. Nettle, Vice President & Treasurer

DEBIT PLUS TECHNOLOGIES, LLC
DEBIT PLUS SERVICES, LLC
DEBIT PLUS PAYMENT SOLUTIONS, LLC
By:	Debit Plus, LLC
The Sole Member of each of the foregoing entities

	By	/s/ Austin D. Nettle
Austin D. Nettle, Vice President & Treasurer